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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in this Registration Statement of Atrix Laboratories, Inc. on Form S-8 of our report dated April 20, 2001, appearing in Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Atrix Laboratories, Inc. for the year ended December 31, 2000.


/s/ KPMG LLP
Hamilton, Bermuda
January 18, 2002